Ivy Funds

Supplement dated December 29, 2016 to the

Ivy Funds Prospectus

dated July 29, 2016

as supplemented September 30, 2016 and October 13, 2016

Effective January 1, 2017, the following changes are made to the third paragraph of the “Your Account — Choosing a Share Class — Potential Conflicts of Interest” section on page 245:

The words “, its financial advisors,” in the second sentence and the entire fourth sentence are both deleted.

In addition, the last sentence of the section entitled “Ivy InvestEd Plan Account Registration” on page 247 is revised as follows:

This fee will be waived for Arizona residents, accounts enrolled with Automatic Investment Service (AIS), as well as for certain trustees, directors, employees and financial advisors (and certain of their family members) of Waddell & Reed and its affiliates.

Supplement	Prospectus	1